                                                                    EXHIBIT 10.1

                  SECOND LEASE AMENDMENT & EXTENSION AGREEMENT

     THIS SECOND LEASE AMENDMENT & EXTENSION AGREEMENT (the "Second Amendment"), is made as of the 13th date of July 2005, by and between ZPF, L.L.C., a new Jersey limited liability company having an address c/o Trillium Realty
Advisors, L.L.C., 3 Princeton Avenue, Suite 3 C, Hopewell, NJ 08525 ("LANDLORD"), and CELL & MOLECULAR TECHNOLOGIES, INC., a new Jersey corporation, having an address at 580 Marshall Street, Phillipsburg, New Jersey 08865 ("TENANT").

     WHEREAS, landlord and Tenant have previously entered into a certain lease Agreement, dated as of _______________2001 (the "Original Lease"), as amended by a certain First Amendment to lease Agreement, dated as of ____________, 2002 (the "First Amendment") (the Original lease and the First Amendment are hereinafter referred to collectively as the "Lease"), pursuant to which landlord leased to Tenant, and the Tenant leased from landlord, a certain portion of the building known as 445 Marshall street, Phillipsburg, new
Jersey; and

     WHEREAS, the Landlord and Tenant desire to further amend and extend the Lease upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, the parties hereto agree as follows:

     1. TERM. Subject to the provisions hereof, as of August 10, 2005 (hereinafter called the "Commencement Date"), the Term of the Lease shall be amended and extended until August 31, 2006.

     2. RENT. As of the Commencement Date, the Rent shall be amended to read, and Tenant shall pay to Landlord, the following amounts:


ANNUAL FIXED RENT                                 MONTHLY FIXED RENT
-----------------                                 ------------------
$149,111.76 (@ $15.89 RSF for office space)            $12,425.98
$ 15,684.84 (@8.46 RSF for storage space)              $ 1,307.07
                                                       ----------
$165,796.60                                            $13,733.05


     3. NO OPTION TO RENEW. tenant shall not have any option to renew or extend the Lease and any exercise, or purported exercise, of an option to extend the term of the Lease by tenant is void and of no force and effect...

     4.     PARKING. Landlord shall have the right to designate up to fifteen
(15) parking spaces, as depicted on Exhibit A amended hereto, for the exclusive use of other tenants in the Building.

     5.     MISCELLANEOUS.

            (a) By the execution hereof, Tenant acknowledges the full and faithful performance by landlord of the obligations to be performed by it under the Lease to the date hereof.

            (b) In the event of any conflict between the terms of the Lease and this Second Amendment, the terms of this Second Amendment shall prevail. Except as specifically provide herein, all of the terms, provisions, covenants and conditions of the Lease, as heretofore amended, are hereby ratified and confirmed and shall continue in full force and effect.

            (c) The captions and headings throughout this Second Amendment are for convenience and reference only, and the same shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions or the scope or intent hereof, nor in any way affect this Second Amendment.

            (d) The individuals executing this Second Amendment hereby represent and warrant that they are empowered and duly authorized to so execute this Second Amendment on behalf of the parties they represent.

            (e) All terms not defined in this Second Amendment shall have the respective meanings ascribed to them in the Lease.

            (f) This Second Amendment shall be binding upon the inure to the benefit of the parties hereto their respective heirs, personal representatives, successors and assigns.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the day and year first written above.

                    LANDLORD:     ZPF, L.L.C.


/s/ Sandi Gomez             By: /s/ Paul McArthur
--------------------           --------------------
WITNESS                        Name:
                               Title:


                         TENANT:   Cell & Molecular Technologies, Inc.


/s/ Douglas S. Danzig       By: /s/ Joseph K. Pagano
---------------------          ----------------------
WITNESS                        Name: Joseph K. Pagano
                               Title: Chairman





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                             Second Lease Amendment & Extension Agreement 071105

                                   EXHIBIT A
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                 [MAP OF EXISTING JOURNAL OF COMMERCE BUILDING]